UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2024

Black Hills Corporation

(Exact name of Registrant as Specified in Its Charter)

South Dakota	001-31303	46-0458824
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7001 Mount Rushmore Road
Rapid City, South Dakota		57702
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 605 721-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock of $1.00 par value	BKH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 31, 2024, the Company entered into a Second Amendment to Fourth Amended and Restated Credit Agreement, among Black Hills Corporation, as Borrower, the financial institutions party thereto, as Banks, and U.S. Bank National Association, as Administrative Agent (the “Amended Revolver”). The Amended Revolver extends the term from July 19, 2026 to May 31, 2029, with two one-year extension options (subject to consent from the lenders). The Amended Revolver retains an accordion feature that allows the Company to increase availability from $750 million to up to $1 billion with the consent of the administrative agent, the issuing agents and each bank increasing or providing a new commitment. Otherwise, the Amended Revolver is on terms that are similar, in all material respects, to the terms of the revolving credit agreement that it amends. As of May 31, 2024, there were no borrowings outstanding, and there were $3.5 million of letters of credit issued, under the Amended Revolver. The Amended Revolver is filed as Exhibit 10.1 to this Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished or filed herewith:

Number	Exhibit
10.1

Second Amendment to Fourth Amended and Restated Credit Agreement dated as of May 31, 2024 (relating to $750 million Revolving Credit Facility), among Black Hills Corporation, as Borrower, the financial institutions party there, as Banks, and U.S. Bank, National Association, as Administrative Agent.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

Date:	June 5, 2024	By:	/s/ Kimberly F. Nooney
Kimberly F. Nooney Senior Vice President and Chief Financial Officer